               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

The Board of Directors and Stockholders
MightyMail Networks, Inc.

    We have audited the accompanying balance sheets of MightyMail Networks, Inc. as of December 31, 1997 and 1998, and the related statements of operations, stockholders' equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MightyMail Networks, Inc. at December 31, 1997 and 1998, and the results of its operations and its cash flows for the periods then ended, in conformity with generally accepted accounting principles.

                                          /s/ Ernst & Young

Palo Alto, California
June 4, 1999

                           MIGHTYMAIL NETWORKS, INC.

                                 BALANCE SHEETS

                                                                                   DECEMBER 31,
                                                                              ----------------------   MARCH 31,
                                                                                 1997        1998        1999
                                                                              ----------  ----------  -----------
                                                                                                      (UNAUDITED)
ASSETS
Current assets:
  Cash......................................................................  $    9,553  $   21,495  $    38,719
  Accounts receivable.......................................................     203,500          --           --
  Stock subscription receivable.............................................          --     200,000      150,000
  Prepaid expenses and other current assets.................................       6,500       3,015        2,500
                                                                              ----------  ----------  -----------
Total current assets........................................................     219,553     224,510      191,219

Fixed assets, net...........................................................      65,999      29,562       76,348
                                                                              ----------  ----------  -----------
Total assets................................................................  $  285,552  $  254,072  $   267,567
                                                                              ----------  ----------  -----------
                                                                              ----------  ----------  -----------
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities:
  Accounts payable..........................................................  $  152,123  $  147,800  $   206,663
  Accrued compensation and related expenses.................................      24,145      31,790       39,081
  Other accrued liabilities.................................................      15,065         876          200
  Stock subscription payable................................................          --      60,000       60,000
                                                                              ----------  ----------  -----------
Total current liabilities...................................................     191,333     240,466      305,944

Stockholders' equity (deficit):
  Convertible preferred stock, $0.001 par value
    Authorized shares--10,000,000
    Issued and outstanding shares--none and 400,000 at December 31, 1997 and
      1998, respectively, and 1,020,000 at March 31, 1999; aggregate liquidation preference of $200,000 and $510,000 at December 31, 1998
      and March 31, 1999 respectively.......................................          --     168,421      451,148
  Common stock, $0.001 par value
  Authorized shares--20,000,000
    Issued and outstanding shares--2,480,000 and 2,555,000 at December 31,
      1997 and 1998, respectively, and 2,767,000 at March 31, 1999..........      10,000      41,579    2,392,822
Note receivable from stockholder............................................          --          --       (6,850)
Deferred compensation.......................................................          --          --   (1,468,067)
Retained earnings (accumulated deficit).....................................      84,219    (196,394)  (1,407,430)
                                                                              ----------  ----------  -----------
  Total stockholders' equity (deficit)......................................      94,219      13,606      (38,377)
                                                                              ----------  ----------  -----------
  Total liabilities & stockholders equity (deficit).........................  $  285,552  $  254,072  $   267,567
                                                                              ----------  ----------  -----------
                                                                              ----------  ----------  -----------

                            See accompanying notes.

                           MIGHTYMAIL NETWORKS, INC.

                            STATEMENTS OF OPERATIONS

                                                                   YEAR ENDED             THREE MONTHS ENDED
                                                                  DECEMBER 31,                MARCH 31,
                                                             -----------------------  --------------------------
                                                                1997        1998         1998          1999
                                                             ----------  -----------  -----------  -------------
                                                                                      (UNAUDITED)   (UNAUDITED)
Net revenue:
  Consulting revenue.......................................  $  931,671  $   351,042   $ 230,490   $          --
  License fees and other...................................     225,000        4,408          --              --
                                                             ----------  -----------  -----------  -------------
Total net revenue..........................................   1,156,671      355,450     230,490              --

Cost of revenue............................................     651,533      215,935     167,805              --
                                                             ----------  -----------  -----------  -------------
Gross profit...............................................     505,138      139,515      62,685              --

Operating expenses:
  Operating and development................................     257,613       61,937      50,406         462,228
  Sales and marketing......................................      43,387       57,246      14,093          18,467
  General and administrative...............................     298,439      296,311     103,554         205,401
  Amortization of deferred compensation....................          --           --          --         523,603
                                                             ----------  -----------  -----------  -------------
Total operating expenses...................................     599,439      415,494     168,053      (1,209,699)
                                                             ----------  -----------  -----------  -------------
Loss from operations.......................................     (94,301)    (275,979)   (105,368)     (1,209,699)

Other income (expense):
  Interest income..........................................       1,969          878         360           1,122
  Interest expense.........................................      (3,071)      (5,512)     (1,390)         (2,459)
                                                             ----------  -----------  -----------  -------------
Net loss...................................................  $  (95,403) $  (280,613)  $(106,398)  $  (1,211,036)
                                                             ----------  -----------  -----------  -------------
                                                             ----------  -----------  -----------  -------------

                            See accompanying notes.

                           MIGHTYMAIL NETWORKS, INC.
                  STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)

                                                                SERIES A                                      NOTE
                                                            PREFERRED STOCK            COMMON STOCK        RECEIVABLE
                                                         ----------------------  ------------------------     FROM
                                                           SHARES      AMOUNT      SHARES       AMOUNT     STOCKHOLDER
                                                         ----------  ----------  ----------  ------------  -----------
Balances at December 31, 1996..........................          --  $       --   2,480,000  $     10,000   $      --
  Net income for the year..............................          --          --          --            --          --
                                                         ----------  ----------  ----------  ------------  -----------
Balances at December 31, 1997..........................          --          --   2,480,000        10,000          --
  Issuance of Series A preferred stock in exchange for
    stock subscription receivable......................     400,000     168,421          --            --          --
  Issuance of common stock in exchange for stock
    subscription receivable............................          --          --      75,000        31,579          --
  Net loss for the year................................          --          --          --            --          --
                                                         ----------  ----------  ----------  ------------  -----------
Balances at December 31, 1998..........................     400,000     168,421   2,555,000        41,579          --
  Issuance of Series A preferred stock
    for cash (unaudited)...............................     320,000     132,727          --            --          --
  Issuance of common stock for cash (unaudited)........          --          --      75,000        27,273          --
  Issuance of Series A preferred stock in exchange for
    stock subscription receivable (unaudited)..........     300,000     150,000          --            --          --
  Issuance of stock options to consultants
    (unaudited)........................................          --          --          --       325,450          --
  Deferred compensation expense related to the issuance
    of stock options to employees (unaudited)..........          --          --          --     1,991,670          --
  Amortization of deferred compensation (unaudited)....          --          --          --            --          --
  Exercise of stock options in exchange for a note
    receivable (unaudited).............................          --          --     137,000         6,850      (6,850)
  Net loss (unaudited).................................          --          --          --            --          --
                                                         ----------  ----------  ----------  ------------  -----------
Balances at March 31, 1999 (unaudited).................   1,020,000  $  451,148   2,767,000  $  2,392,822   $  (6,850)
                                                         ----------  ----------  ----------  ------------  -----------
                                                         ----------  ----------  ----------  ------------  -----------

                                                                          RETAINED        TOTAL
                                                                          EARNINGS     STOCKHOLDERS'
                                                           DEFERRED     (ACCUMULATED      EQUITY
                                                         COMPENSATION     DEFICIT)      (DEFICIT)
                                                         -------------  -------------  ------------
Balances at December 31, 1996..........................   $        --   $     179,622   $  189,622
  Net income for the year..............................            --         (95,403)     (95,403)
                                                         -------------  -------------  ------------
Balances at December 31, 1997..........................            --          84,219       94,219
  Issuance of Series A preferred stock in exchange for
    stock subscription receivable......................            --              --      168,421
  Issuance of common stock in exchange for stock
    subscription receivable............................            --              --       31,579
  Net loss for the year................................            --        (280,613)    (280,613)
                                                         -------------  -------------  ------------
Balances at December 31, 1998..........................            --        (196,394)      13,606
  Issuance of Series A preferred stock
    for cash (unaudited)...............................            --              --      132,727
  Issuance of common stock for cash (unaudited)........            --              --       27,273
  Issuance of Series A preferred stock in exchange for
    stock subscription receivable (unaudited)..........            --              --      150,000
  Issuance of stock options to consultants
    (unaudited)........................................            --              --      325,450
  Deferred compensation expense related to the issuance
    of stock options to employees (unaudited)..........    (1,991,670)             --           --
  Amortization of deferred compensation (unaudited)....       523,603              --      523,603
  Exercise of stock options in exchange for a note
    receivable (unaudited).............................            --              --           --
  Net loss (unaudited).................................            --      (1,211,036)  (1,211,036)
                                                         -------------  -------------  ------------
Balances at March 31, 1999 (unaudited).................   $(1,468,067)  $  (1,407,430)  $  (38,377)
                                                         -------------  -------------  ------------
                                                         -------------  -------------  ------------

                            See accompanying notes.

                           MIGHTYMAIL NETWORKS, INC.

                            STATEMENTS OF CASH FLOWS

                                                                    YEAR ENDED             THREE MONTHS ENDED
                                                                   DECEMBER 31,                 MARCH 31,
                                                              -----------------------  ---------------------------
                                                                 1997        1998          1998          1999
                                                              ----------  -----------  ------------  -------------
OPERATING ACTIVITIES
Net loss....................................................  $  (95,403) $  (280,613) $   (106,398) $  (1,211,036)
Adjustments to reconcile net loss to net cash provided by
  (used in) operating activities:
  Depreciation..............................................      39,521       41,193        12,471          6,381
  Amortization of deferred compensation.....................          --           --            --        523,603
  Issuance of stock options to consultants..................          --           --            --        325,450
  Loss (gain) on disposal of fixed assets...................         414         (850)           --             --
  Changes in operating assets and liabilities:
    Accounts receivable.....................................    (148,500)     203,500       203,500             --
    Prepaid expenses and other current assets...............       6,876        3,485        (8,019)           515
    Accounts payable........................................     125,704       (4,323)       19,100         58,863
    Accrued compensation and related expenses...............      13,127        7,645         3,149          7,291
    Other accrued liabilities...............................       1,003      (14,189)      (14,387)          (676)
                                                              ----------  -----------  ------------  -------------
Net cash provided by (used in) operating activities.........     (57,258)     (44,152)      109,416       (289,609)

INVESTING ACTIVITIES
Purchases of fixed assets...................................     (13,904)      (4,756)           --        (53,167)
Proceeds from sale of fixed assets..........................       1,750          850            --             --
                                                              ----------  -----------  ------------  -------------
Net cash used in investing activities.......................     (12,154)      (3,906)           --        (53,167)

FINANCING ACTIVITIES
Proceeds from issuance of preferred stock...................          --           --            --        132,727
Proceeds from issuance of common stock......................          --           --            --         27,273
Proceeds from repayment of stock subscription receivable....          --           --            --        200,000
Proceeds from issuance of stock subscription payable........          --       60,000            --             --
                                                              ----------  -----------  ------------  -------------
Net cash provided by financing activities...................          --       60,000            --        360,000
                                                              ----------  -----------  ------------  -------------
Net increase (decrease) in cash.............................     (69,412)      11,942       109,416         17,224
Cash at beginning of period.................................      78,965        9,553         9,553         21,495
                                                              ----------  -----------  ------------  -------------
Cash at end of period.......................................  $    9,553  $    21,495  $    118,969  $      38,719
                                                              ----------  -----------  ------------  -------------
                                                              ----------  -----------  ------------  -------------
SUPPLEMENTAL DISCLOSURES:
Non-cash transactions:
  Issuance of preferred stock in exchange for stock
    subscription receivable.................................  $       --  $   168,421  $         --  $     150,000
                                                              ----------  -----------  ------------  -------------
                                                              ----------  -----------  ------------  -------------
  Issuance of common stock in exchange for stock
    subscription receivable.................................  $       --  $    31,579  $         --  $          --
                                                              ----------  -----------  ------------  -------------
                                                              ----------  -----------  ------------  -------------
  Deferred compensation resulting from grant of stock
    options.................................................  $       --  $        --  $         --  $   1,991,670
                                                              ----------  -----------  ------------  -------------
                                                              ----------  -----------  ------------  -------------
  Exercise of stock option in exchange for notes receivable
    from stockholder........................................  $       --  $        --  $         --  $       6,850
                                                              ----------  -----------  ------------  -------------
                                                              ----------  -----------  ------------  -------------

                            See accompanying notes.

                           MIGHTYMAIL NETWORKS, INC.

                         NOTES TO FINANCIAL STATEMENTS

 (INFORMATION FOR THE THREE MONTHS ENDED MARCH 31, 1998 AND 1999 IS UNAUDITED)

1. THE COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

THE COMPANY

    On October 16, 1998, MightyMail Networks LLC and Oompala, Inc. merged to form MightyMail Networks, Inc. (the "Company"). MightyMail Networks LLC was formed on June 15, 1998, in Delaware. Oompala, Inc. was incorporated on January 10, 1995, in California.

    Oompala, Inc. was previously a fee-for-service company whereby products were developed on a contractual basis. After the merger, the Company began focusing on an enhanced e-mail product which enables customization of e-mail according to user preferences.

BASIS OF PRESENTATION

    The Company experienced recurring losses and has an accumulated deficit at December 31, 1998. The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company will require additional financing to fund operations in 1999. Effective May 3, 1999, the Company agreed to be acquired by Xoom.com, Inc. The financial statements do not include any adjustments to the recorded amounts of assets and liabilities which may result from this transaction.

INTERIM FINANCIAL INFORMATION

    The interim financial information for the three months ended March 31, 1998 and 1999, is unaudited but has been prepared on the same basis as the audited financial statements and includes all adjustments, consisting only of normal recurring adjustments, that the Company considers necessary for a fair presentation of its financial position at such date and its results of operations and cash flows for those periods. Operating results for the three months ended March 31, 1999, are not necessarily indicative of results that may be expected for any future periods.

USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

CASH

    The Company maintains its cash in depository accounts with one financial institution.

CONCENTRATIONS OF CREDIT RISK AND CREDIT EVALUATIONS

    Financial instruments which subject the Company to concentrations of credit risk consist primarily of trade accounts receivable. The Company conducts business with companies in various industries throughout the world and with individuals over the Internet. The Company performs ongoing credit evaluations of its corporate customers and generally does not require collateral. Sales to individuals are principally paid for in cash. To date, the Company has not experienced any credit losses.

                           MIGHTYMAIL NETWORKS, INC.

 (INFORMATION FOR THE THREE MONTHS ENDED MARCH 31, 1998 AND 1999 IS UNAUDITED)

1. THE COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) FIXED ASSETS

    Fixed assets are stated at cost less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful lives of three years. Useful lives are evaluated regularly by management in order to determine recoverability in light of current technological conditions. The Company identifies and records impairment losses on fixed assets when events and or circumstances indicate that such assets might be impaired. To date, no such impairment has been recorded.

INCOME TAXES

    The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("FAS 109"), which requires the use of the liability method in accounting for income taxes. Under FAS 109, deferred tax assets and liabilities are measured based on differences between the financial reporting and tax bases of assets and liabilities using enacted tax rates and laws that are expected to be in effect when the differences are expected to reverse.

STOCK-BASED COMPENSATION

    The Company accounts for stock-based awards to employees in accordance with Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" ("APB 25") and has adopted the disclosure-only alternative of Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" ("FAS 123").

REVENUE RECOGNITION

    The Company's primary source of revenue during 1997 and 1998 was fee-for-service on a contractual basis. These revenues were recognized as the Company provided the services. There has been no revenue since July 1998 when the Company changed its focus to develop its enhanced e-mail product.

LICENSE FEES

    During 1997, the Company licensed software under non-cancelable license agreements to end-users and non-cancelable sub-license agreements to resellers. License fee revenues were recognized when a non-cancelable license agreement was signed, the product was delivered, there were no uncertainties surrounding product acceptance, the fees were fixed and determinable and collection was probable.

EXPORT SALES

    Export sales were to customers in Japan and totaled $303,900 and $4,408 which represent 26% and 1% of net revenue for the years ended December
31, 1997 and 1998, respectively.

                           MIGHTYMAIL NETWORKS, INC.

 (INFORMATION FOR THE THREE MONTHS ENDED MARCH 31, 1998 AND 1999 IS UNAUDITED)

1. THE COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) RECENT ACCOUNTING PRONOUNCEMENTS

    As of January 1, 1998, the Company adopted Financial Accounting Standards Board Statement No. 130 ("SFAS 130"), "Reporting Comprehensive Income, which establishes standards for reporting and displaying comprehensive income and its components in a full set of general-purpose financial statements. The Company had no material components of comprehensive income. The adoption of this standard has had no impact on the Company's financial position, stockholders' equity, results of operations or cash flows. Accordingly, the Company's comprehensive loss for the years ended December 31, 1997 and 1998 and the three months ended March 31, 1998 and 1999, is equal to its reported loss.

2. FIXED ASSETS

    Fixed assets consist of the following:

                                                              DECEMBER 31,
                                                         -----------------------   MARCH 31,
                                                            1997        1998         1999
                                                         ----------  -----------  -----------
Computers and equipment................................  $  143,500  $   145,558  $   198,725
Furniture and fixtures.................................       1,837        1,837        1,837
                                                         ----------  -----------  -----------
                                                            145,337      147,395      200,562
Less accumulated depreciation..........................     (79,338)    (117,833)    (124,214)
                                                         ----------  -----------  -----------
                                                         $   65,999  $    29,562  $    76,348
                                                         ----------  -----------  -----------
                                                         ----------  -----------  -----------

3. INCOME TAXES

    The Company's shareholders have previously elected to be treated as an S Corporation for federal and state income tax purposes. As an S Corporation, the current federal and state taxable income is allocated to the stockholders who are responsible for the payment of taxes thereon. Accordingly, the accompanying financial statements do not include a provision for federal or state income taxes.

4. STOCKHOLDERS' EQUITY

    The Company's Board of Directors authorized 10,000,000 shares of preferred stock and 20,000,000 shares of common stock both with a par value of $0.001 per share.

STOCK SPLIT

    In October 1998, the Company completed a 2.48-to-1 stock split of the outstanding shares of common stock. All share information and per share amounts in the accompanying financial statements have been retroactively adjusted to reflect the effect of this stock split.

CONVERTIBLE PREFERRED STOCK

    The Company is authorized to issue 1,620,000 shares of Series A preferred stock, of which 1,020,000 shares were issued and outstanding at March 31, 1999 at prices ranging from $0.36 to $0.50 per share. The holders of the outstanding Preferred Stock are entitled to receive, when and as declared by the Board of

                           MIGHTYMAIL NETWORKS, INC.

 (INFORMATION FOR THE THREE MONTHS ENDED MARCH 31, 1998 AND 1999 IS UNAUDITED)

4. STOCKHOLDERS' EQUITY (CONTINUED)
Directors, dividends at the rate of $0.04 per share per annum, payable in preference and priority to any payment of any dividend on Common Stock of the Company.

    In the event of any liquidation, dissolution, or winding up of the Company, either voluntary or involuntary, the holders of the Preferred Stock will be entitled to receive, prior and in preference to any distribution of any of the assets or surplus funds of the Company to the holders of the Common Stock by reason of their ownership of such stock, the amount of $0.50 per share for each share of Preferred Stock then held by them.

    Each share of Preferred Stock is convertible, at the option of the holder into such number of fully paid and non assessable shares of Common Stock as is determined by dividing $0.50 by the conversion price in effect at the time of conversion.

    An additional 200,000 shares of Series A preferred shares were issued for cash on April 5, 1999.

WARRANTS

    In connection with the issuance of Series A preferred stock in the year ended December 31, 1998 and the three months ended March 31, 1999, the Company issued warrants to purchase a total of 350,000 shares of Series A preferred stock at a price of $0.50 per share. These warrants are immediately exercisable and expire on December 31, 1999.

COMMON SHARES

    The Company issued 150,000 shares of common stock in conjunction with subscriptions of Series A preferred stock in the period December 1998 through January 1999 at prices ranging from $0.36 to $0.42 per share.

STOCK OPTION PLAN

    The Company has reserved 1,017,125 shares of common stock under the Company's 1999 Stock Option Plan (the "Plan"). The Plan provides for incentive stock options, as defined by the Internal Revenue Code, to be granted to employees and certain non-employee consultants, at an exercise price not less than 100% of the fair value at the grant date as determined by the Board of Directors. The Plan also provides for nonqualified stock options to be issued to non-employee officers, directors and consultants at an exercise price of not less than 85% of the fair value at the grant date unless optionee is a 10% shareholder in which case option price will not be less than 110% of such fair value. Option vesting schedules are determined by the Board of Directors at the time of issuance. Stock options generally vest over different periods ranging from immediately to 50% at the end of the first year and monthly thereafter up to a maximum of three years. Upon a change of control, as defined in the Plan, 50% of unvested options become immediately vested.

                           MIGHTYMAIL NETWORKS, INC.

 (INFORMATION FOR THE THREE MONTHS ENDED MARCH 31, 1998 AND 1999 IS UNAUDITED)

4. STOCKHOLDERS' EQUITY (CONTINUED)
    A summary of the option activity is as follows:

                                                                               WEIGHTED-AVERAGE
                                                                   NUMBER OF       EXERCISE
                                                                    SHARES           PRICE
                                                                  -----------  -----------------
Balance at December 31, 1998....................................          --       $      --
  Options granted (unaudited)...................................     392,000            0.05
  Options exercised (unaudited).................................    (137,000)           0.05
  Options cancelled (unaudited).................................          --              --
                                                                  -----------          -----
Balance at March 31, 1999 (unaudited)...........................     255,000       $    0.05
                                                                  -----------          -----
                                                                  -----------          -----

    At March 31, 1999, there are 762,125 shares available for future grant under the Plan.

    The following table summarizes information about options outstanding and exercisable as at March 31, 1999:

                                             OPTIONS OUTSTANDING                OPTIONS EXERCISABLE
                                 -------------------------------------------  ------------------------
                                                  WEIGHTED-
                                                   AVERAGE        WEIGHTED-                 WEIGHTED-
                                                  REMAINING        AVERAGE                   AVERAGE
           EXERCISE               NUMBER OF      CONTRACTUAL      EXERCISE     NUMBER OF    EXERCISE
             PRICE                 SHARES      LIFE (IN YEARS)      PRICE       SHARES        PRICE
-------------------------------  -----------  -----------------  -----------  -----------  -----------
             $0.05                  255,000             9.92     $     0.05      255,000   $     0.05

    The Company granted options for 674,926 shares of common stock under the 1999 Stock Option Plan to employees and certain non-employee consultants on April 30, 1999. These options vest over a period of 3 years and are immediately exercisable at $2.00 per share.

DEFERRED COMPENSATION

    The Company has recorded deferred compensation charges of $0 and $1,468,067 for the year ended December 31, 1998 and for the three months ended March 31, 1999, respectively, for the difference between the exercise price and the deemed fair value of certain stock options granted by the Company. These amounts are being amortized by charges to operations, using the graded method, over the vesting periods of the individual stock options, which range from immediately to three years.

OPTIONS ISSUED TO CONSULTANTS

    The Company granted options to purchase 55,000 shares of common stock to consultants at exercise price of $0.05 per share on March 1, 1999. These options were granted in exchange for consulting services performed. The Company valued these options (using the Black-Scholes valuation method) at $325,450, for the three months ended March 31, 1999. This amount was charged to operations in the three months ended March 31, 1999.

PRO FORMA DISCLOSURE OF THE EFFECT OF STOCK-BASED COMPENSATION

    The Company has elected to follow APB 25 and related interpretations in accounting for its employee stock options because, as discussed below, the alternative fair value accounting provided for under FAS 123

                           MIGHTYMAIL NETWORKS, INC.

 (INFORMATION FOR THE THREE MONTHS ENDED MARCH 31, 1998 AND 1999 IS UNAUDITED)

4. STOCKHOLDERS' EQUITY (CONTINUED)
requires the use of option valuation models that were not developed for use in valuing employee stock options. Pro forma information regarding net income
(loss) and net income (loss) per share is required by FAS 123. This information is required to be determined as if the Company has accounted for its employee stock options under the fair value method of FAS 123. Under this method, the estimated fair value of the options is amortized to expense over the options' vesting period. The fair value for these options was estimated at the date of grant using a Black-Scholes option pricing model with the following weighted-average assumptions:

                                                                        THREE MONTHS ENDED
                                                                          MARCH 31, 1999
                                                                     ------------------------
                                                                     NON-QUALIFIED     ISO
                                                                     -------------  ---------
Risk-free interest rate............................................      5.50%        5.73%
Expected life of the option........................................     5 years     10 years
Expected volatility................................................      100%         100%
Expected dividend yield............................................       0%           0%

    Because FAS 123 is applicable only to options granted since inception, its adjusted effect will not be fully reflected until 2000.

    The Black-Scholes option valuation model was developed for use in estimating the fair value of traded options which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions, including the expected stock price volatility. Because the Company's employee stock options have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimates, in management's opinion, the existing models do not necessarily provide a reliable single measure of the fair value of its employee stock options.

    The weighted-average fair value of options granted to employees during the three months ended March 31, 1999 was $0.04.

5. COMMITMENTS

    The Company leases its facilities under noncancelable leases for varying periods through May 1999. The following are the minimum lease obligations under these leases at December 31, 1998:

                                                                                      OPERATING
                                                                                       LEASES
                                                                                     -----------
1999...............................................................................   $  12,500
Less current portion...............................................................     (12,500)
                                                                                     -----------
Long-term portion..................................................................   $      --
                                                                                     -----------
                                                                                     -----------

    Rent expense under operating lease arrangements for the years ended December 31, 1997 and 1998 and the three months ended March 31, 1998 and 1999 totaled $82,740, $66,250, $21,306 and $8,583, respectively.

                           MIGHTYMAIL NETWORKS, INC.

 (INFORMATION FOR THE THREE MONTHS ENDED MARCH 31, 1998 AND 1999 IS UNAUDITED)

6. RELATED PARTY TRANSACTIONS

    During the period from December 23, 1998 through March 31, 1999, the Company issued stock subscriptions receivable to investors in exchange for shares of preferred and common stock. These subscriptions receivable are due upon demand and bear no interest. As of March 31, 1999, there were no outstanding amounts due under subscriptions receivable.

7. YEAR 2000 (UNAUDITED)

    The Year 2000 Issue is the result of computer programs being written using two-digits rather than four to define the applicable year. Any of the Company's computer programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This situation could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices, or engage in similar normal business activities.

    The Company believes that it will not be required to modify or replace any portion of its software so that its computer system will function properly with respect to dates in the year 2000 and thereafter.